Exhibit 99.1

Powermers Smart Industries, Inc., a Global Green-Powered Solutions Company, to be Publicly Listed through a Business Combination with OCA Acquisition Corp.

NEW YORK — December 22, 2023 — Powermers Smart Industries, Inc. (“PSI” or the “Company”), a green-powered technology solutions and product platform company, and OCA Acquisition Corp. (“OCAX”) (Nasdaq: OCAXU, OCAX and OCAXW), a special purpose acquisition company, have entered into a definitive business combination agreement. Upon the closing of the transactions contemplated by the business combination agreement (the “Business Combination”), the combined company is expected to operate as Powermers Smart Industries, Inc. and its common stock is expected to be listed on Nasdaq under the symbol PSII.

PSI is positioning itself with modern engineering and fleet management solutions to transform the commercial transportation and industrial equipment industries on a global scale. PSI has built an ecosystem of partners, with a large and growing fulfillment capacity, that leverages platform-based solutions to shorten R&D cycles, reduce capital expenditure requirements, and accelerate commercialization.

“Our journey has resulted in a business combination with a premier partner that positions Powermers to accelerate its growth story. With PSI’s talented team and market interest, this transaction is a meaningful step to realize the power of our business model, which is designed to help improve the carbon footprint of the commercial transportation and industrial equipment sector globally,” commented Christopher Thorne, Chairman and Chief Executive Officer of Powermers Smart Industries, Inc.

PSI Investment Highlights

Differentiated Approach to Address a Global Problem: Greenhouse gas (“GHG”) emissions are a massive global problem. The commercial transportation and industrial equipment industries collectively account for approximately 60% of GHG emissions from the transportation sector. PSI’s vision is to use its partner ecosystem to help enable a world where sustainable transportation and industrial equipment are the norm, empowering its customers with conscious choices for a healthier planet.

Comprehensive Suite of Fleet Management and Related Service Offerings as a Solutions Integrator: PSI forms partnerships with leading companies across the value chain to provide customers access to flexible funding and a wide range of green equipment technology solutions and service options. Business offerings are expected to include equipment, green energy solutions, logistics data services, financial services, marketplaces, and carbon credit realization.

Positioned with a Wide Range of Green Energy Equipment Products: PSI integrates various power systems into commercial vehicles and industrial equipment and accelerates their commercialization by leveraging its extensive partnerships with specialty vehicle manufacturers, battery manufacturers, financial institutions, and well-established distributors and dealerships. The product portfolios of PSI’s industry partners include logistics vehicles, heavy hauling vehicles for the construction and mining industries, light-duty trucks, micro trucks, forklifts, and agricultural equipment.

Multiple Levers for Growth: In addition to its sales of commercial transportation and industrial equipment, PSI aims to generate revenues from multiple sources by creating a market in the green energy ecosystem, including energy platform solutions, logistics data services, financial supply chain services, marketplaces, and carbon credit solutions. PSI’s portfolio of intellectual property assets includes patents representing fundamental technology advancements for improving safety and performance for lithium-ion batteries and other energy storage devices.

Revenue-Generative Business Model: PSI’s innovative business model enables efficient customer acquisition and interlocks diverse and recurring sources of revenues from its end-to-end product and service offerings. PSI’s ecosystem of partners with a large and growing fulfillment capacity leverages platform-based solutions that will position PSI to realize shorter R&D cycles, reduced capital expenditure requirements, and accelerated commercialization. PSI has demonstrated the ability to convert customer relationships into realized revenues. As PSI expands its current customer footprint and executes its growth strategies, PSI is expected to continue generating significant growth in 2024 as deliveries accelerate.

Experienced and Purpose-driven Leadership Team: PSI is led by an experienced and cohesive leadership team with deep industry knowledge and a track record of driving scale and sustainable growth. Matching purpose with profit, the team is focused on implementing a plan aimed to create value for all the Company’s stakeholders by helping enable and lead the world towards a greener energy future.

“We are excited to partner with Chris and his team at PSI to expand the company’s business across North America, Asia, and other international markets. The renewable and environmental services sector has been one of our key target areas. Since the listing of OCAX, we have sought to identify opportunities to leverage Olympus Capital Asia’s platform and network in Asia. As an innovative integrator of technologies and solutions that seeks to contribute to the reduction of greenhouse gas emissions, PSI is a perfect fit with our investment priorities. We look forward to supporting management in further expanding its joint venture partnership network and acquisition efforts across multiple markets,” said David Shen, President and Chief Executive Officer of OCAX.

Transaction Terms

At the closing of the Business Combination, the combined company is expected to have a pro forma equity value of approximately $2 billion. All existing PSI stockholders will roll 100% of their equity into the combined entity. Each share of common stock of OCAX will be converted into one share of common stock of the post-Business Combination company upon closing of the transaction.

Concurrently with the execution of the business combination agreement, an investor with a majority economic, non-voting interest in OCAX’s sponsor, OCA Acquisition Holdings LLC (the “Sponsor”), committed to make an investment of up to $8 million into PSI pursuant to convertible promissory notes prior to the closing of the Business Combination, and the Sponsor committed to make an additional PIPE investment of $2 million.

OCAX’s and PSI’s respective boards of directors have approved the Business Combination, which is expected to close in 2024, subject to regulatory and stockholder approvals.

For additional information about the terms of the Business Combination, including an investor presentation, please see Current Report on Form 8-K, which will be filed today with the Securities and Exchange Commission (“SEC”) by OCAX. Additional information about the Business Combination will be provided in the registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) to be filed with the SEC by PSI relating to the Business Combination.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is serving as exclusive financial advisor and exclusive capital markets advisor to PSI. Graubard Miller, PAG Law PLLC, and Paul Hastings LLP are serving as legal counsels to PSI. Kirkland & Ellis LLP is serving as legal counsel to OCAX, and Han Kun Law Offices are serving as Chinese legal counsel to OCAX.

About Powermers Smart Industries, Inc.

Powermers Smart Industries, Inc. is a green-powered innovator at the intersection of modern engineering, fleet management solutions, and product platforms for the commercial transportation and industrial equipment sectors. PSI’s revenue-generative business model interlocks diverse offerings, including equipment sales, energy solutions, logistics data services, financial services, marketplaces, and carbon credit solutions. PSI’s portfolio of intellectual property assets includes patents representing fundamental technology advancements for improving safety and performance for lithium-ion batteries and other energy storage devices. PSI is headquartered in New York City and has global reach with offices in Asia and Europe. Connect with us at www.powermers.com.

About OCA Acquisition Corp.

OCA Acquisition Corp. is a special purpose acquisition company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The managing member of the Sponsor is Olympus Capital Asia V, L.P., the fifth pan-Asia private equity fund advised by Olympus Capital Asia, one of the longest standing middle market private equity firms in Asia with a 20+ year history of investing in the region. For more information about OCAX, visit www.ocaacquisition.com.

Additional Information and Where to Find It

In connection with the Business Combination, PSI intends to file the Registration Statement, which will include a preliminary proxy statement of OCAX and a preliminary prospectus of PSI relating to the securities of PSI to be issued in connection with the Business Combination, with the SEC. After the Registration Statement is declared effective, OCAX will mail a definitive proxy statement relating to the Business Combination and other relevant documents to its stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of OCAX’s stockholders to be held to approve the Business Combination (and related matters). This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that OCAX will send to its stockholders in connection with the Business Combination. This press release does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. OCAX and PSI may also file other documents with the SEC regarding the Business Combination. Investors and security holders of OCAX are advised to read, when available, the proxy statement/prospectus in connection with OCAX’s solicitation of proxies for its special meetings of stockholders to be held to approve the Business Combination (and related matters) and other documents filed in connection with the Business Combination, as these materials will contain important information about PSI, OCAX and the Business Combination.

When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of OCAX as of a record date to be established for voting on the Business Combination. OCAX stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by OCAX through the website maintained by the SEC at www.sec.gov, or by directing a request to OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105 or by telephone at (212) 201-8533.

Participants in Solicitation

OCAX, PSI and their respective directors and officers may be deemed participants in the solicitation of proxies of stockholders of OCAX in connection with the Business Combination. OCAX security holders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of OCAX. A description of their interests in OCAX is contained in OCAX’s final prospectus related to its initial public offering, dated January 19, 2021, and in OCAX’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of OCAX security holders in connection with the Business Combination and other matters to be voted upon at the special meetings of stockholders of OCAX will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that PSI intends to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This communication relates to a proposed business combination between PSI and OCAX. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction.

Forward-Looking Statements

Certain statements contained in this press release that are not historical facts are forward-looking statements. Forward-looking statements are often accompanied by words such as “believe,” “may”, “will”, “estimate”, “continue”, “expect”, “intend”, “should”, “plan”, “forecast”, “potential”, “seek”, “future”, “look ahead”, “target”, “design”, “develop”, “aim” and similar expressions to predict or indicate future events or trends, although not all forward-looking statements contain these words. Forward-looking statements generally relate to future events or PSI’s or OCAX’s future financial or operating performance, including possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, the effects of regulation, the satisfaction of closing conditions to the Business Combination and related transactions, the level of redemptions by OCAX’s public stockholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. For example, statements regarding anticipated growth in the industry in which PSI operates and anticipated growth in demand for PSI’s products, projections of PSI’s future financial results, including future possible growth opportunities for PSI and other metrics are forward-looking statements. These forward-looking statements also include, but are not limited to, statements regarding the use of the Company’s technology in pursuit of a carbon neutral future, the development and utilization of the Company’s technologies in various sectors, licensing and other transactions with manufacturing partners and other third parties, estimates and forecasts of other financial and performance indicators and predictions of market opportunities. These statements are based on various assumptions (whether or not identified in this document) and the current expectations of PSI and OCAX management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and situations are difficult or impossible to predict and may differ from assumptions. Many actual events and situations are beyond the control of PSI and OCAX.

These forward-looking statements are subject to a variety of risks, uncertainties and other factors, including (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against OCAX, PSI or others following this announcement and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of OCAX and of PSI, to obtain financing to complete the Business Combination, or to satisfy other conditions to closing; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) the ability to meet stock exchange listing standards in connection with, or following the consummation of, the Business Combination; (vi) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations of PSI; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees: (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the inability to develop or monetize the Company’s technologies in a timely or successful manner;(xi) the Company’s ability to enter into licensing, manufacturing and other agreements with third parties on satisfactory terms; (xii) the changes in domestic and foreign business, market, financial, political, and legal conditions; (xiii) risks related to domestic and international political and macroeconomic uncertainty, including the conflicts between Russia and Ukraine and Israel and Hamas; (xiv) the amount of redemption requests made by OCAX’s public stockholders; (xv) risks related to the launch of the PSI business and the timing of expected business milestones; (xvi) the impact of competition on PSI future business; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OCAX’s final prospectus relating to its initial public offering, dated January 19, 2021, OCAX’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” or in other documents to be filed by OCAX and PSI with the SEC, including the proxy statement/prospectus. There may be additional risks that neither the Company nor OCAX presently know or that the Company and OCAX currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. If any of these risks become a reality, or if our assumptions prove to be incorrect, the actual results may differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect the expectations, plans, or forecasts of future events and opinions of PSI or OCAX, as applicable, on the date of this press release. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. PSI and OCAX expect that subsequent events and developments will cause the assessments of PSI and OCAX to change. Neither the Company nor OCAX undertakes any duty to update or revise these forward-looking statements or to inform the viewer of any matters of which any of them becomes aware of which may affect any matter referred to in this press release. If OCAX and PSI do update one or more forward looking statements, no inference should be drawn that OCAX and PSI will make additional updates thereto or with respect to other forward-looking statements. These forward-looking statements should not be relied upon as representing the OCAX’s and PSI’s assessments as of any date subsequent to the date of this filing. You should consult with their professional advisors to make their own determinations and should not rely on the forward-looking statements in this press release.

Contacts

Powermers Smart Industries, Inc.

For Media & Investors:

contact@powermers.com

OCA Acquisition Corp.

For Media & Investors:

Jeffrey Glat, Chief Financial Officer

Jglat@ocaacquisition.com

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